PUTNAM
NEW YORK
INVESTMENT GRADE
MUNICIPAL TRUST

SEMIANNUAL REPORT

October 31, 1995

[LOGO]
BOSTON * LONDON * TOKYO

FUND HIGHLIGHTS

"We're venturing that demand for long-term munis will pick up as  fear of  the  flat  tax  evaporates. . . .  Also  the  flat  tax  won't  be considered seriously in Congress until 1997, both Republicans and Democrats agree. And until then, you have a tax regime with the highest rate at 39.6%, making the tax-equivalent yields on long-term munis extremely attractive."

     -- Louis Rukeyser's Wall Street, October 1995

"Few  think a flat tax will pass Congress. . . . New York munis should be an even better value than other states', too. Because of the high state and local tax rates there, they may be less hurt even if a flat tax passes."

     -- Morningstar Municipal Bond -- New York Overview,
August 18, 1995

4    Report from Putnam Management

8    Fund performance summary

10   Portfolio holdings

13   Financial statements

FROM THE CHAIRMAN
                                              [PHOTO OF GEORGE PUTNAM]
                                                     (C) KARSH, OTTAWA
DEAR SHAREHOLDER:

THE PERIOD ENCOMPASSING THE FIRST HALF OF PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST'S FISCAL YEAR FOLLOWED ONE OF THE MOST SEVERE BOND MARKET DOWNTURNS ON RECORD AND ENDED IN THE MIDST OF ONE OF THE MARKET'S STRONGEST RALLIES.

THE BENEFITS OF THE MARKET'S UPTURN DURING THE SIX MONTHS ENDED OCTOBER 31, 1995, WERE DAMPENED SOMEWHAT FOR TAX-FREE BOND INVESTORS. TALK OF A FLAT TAX IGNITED CONCERN THAT THE TAX ADVANTAGE LONG ENJOYED BY MUNICIPAL SECURITIES WOULD BE LOST. AS IS SO OFTEN THE CASE, HOWEVER, THE MARKET OVERREACTED, AND BY THE FISCAL YEAR'S MIDPOINT IT HAD RECOGNIZED THE FACT.

FUND MANAGERS DAVID EURKUS AND MICHAEL BOUSCAREN BELIEVE THAT PROSPECTS OF A FLAT TAX BEING ENACTED ANY TIME SOON ARE SLIM. FURTHERMORE, THE FEDERAL RESERVE BOARD'S SUCCESS IN SLOWING THE PACE OF THE ECONOMY HAS CONTRIBUTED TO A FAVORABLE ENVIRONMENT FOR BONDS. LOW INFLATION AND RELATIVELY STABLE BOND YIELDS POINT TO A CONTINUATION OF THESE POSITIVE CONDITIONS THROUGH THE SECOND HALF OF YOUR FUND'S FISCAL YEAR.

RESPECTFULLY YOURS,

[SIGNATURE]

GEORGE PUTNAM
CHAIRMAN OF THE TRUSTEES
DECEMBER 20, 1995

REPORT FROM THE FUND MANAGERS
DAVID J. EURKUS
MICHAEL BOUSCAREN

The bond market rally that marked the start of this calendar year continued unabated over the six months ended October 31, 1995, the first half of Putnam New York Investment Grade Municipal Trust's fiscal year. Buoyed by declining interest rates, benign inflation, and slow economic growth, the fixed-income markets generated returns that, so far, have been among the best in modern times.

For municipal bonds, however, the results were muted by the effects of flat-tax rhetoric in Washington. Although uneasy investors reacted to the perceived effects of a flat tax and not to any hard facts, their uncertainty depressed demand for tax-free bonds and dampened the rally's strength during the summer.

Flat-tax fears notwithstanding, your fund produced attractive results on a relative basis. During the semiannual period, the fund's 6.68% current dividend rate at net asset value translated into a current return of 11.97% for a fully taxable investment, assuming the maximum combined federal and state tax rate of 44.19%. Most investors in lower brackets would also enjoy tax advantages, though not necessarily to the same extent.

EMPHASIS ON QUALITY HOLDINGS CONTINUES

A high-quality portfolio has always been your fund's priority, with two thirds of fund assets invested in bonds rated AA or higher. The fund is diversified across a wide spectrum of industries, with investor-owned utilities and health care among the top sectors.

We are pleased to report that the fund has been able to maintain its current dividend. However, in an environment of declining interest rates, we are closely monitoring the portfolio's ability to continue providing income at current levels while maintaining a relatively stable net asset value. As in the past, we will make adjustments to the dividend as events dictate.

A BUYING OPPORTUNITY

The municipal-bond yield curve remained positively sloped over the past six months. Fears of a flat tax helped to keep shorter-term bonds relatively expensive. Meanwhile, the flow of new capital into municipal-bond funds remained slow, contributing to a relative cheapness on the longer end of the curve, where bond funds have traditionally done much of their buying.

As bond prices fell, yields reached historically high levels -- as much as 90% of equivalent Treasury bond yields. Taxable- equivalent yields are now at double-digit levels and represent excellent values, particularly for investors in high-tax states such as New York.

We think your fund represents a good buying opportunity because municipal bonds, in our view, have become great bargains compared with other bond classes. We believe the market has fully discounted flat-tax expectations as they currently exist, and that municipal bonds have the potential to outperform Treasuries over the next 12 months.

CREDIT QUALITY OVERVIEW*

[PIE CHART]

BBB/Baa        AA/Aa         A    AAA/Aaa
36.4            21.5       7.1       35.0
Expressed as a percentage of the market value of the portfolio on 10/31/95. A bond rated BBB or higher is considered investment grade. This chart refers only to long-term holdings. Holdings will vary over time.

COMPETITIVE EDGE

Managing a closed-end portfolio presents unique advantages. We do not need to be concerned with shareholder redemptions and liquidity reserves, so we can focus exclusively on molding the portfolio to take advantage of prevailing market trends. For example, fluctuating interest rates present opportunities to improve the structure and the quality of the fund.

Our challenge is to be nimble enough to capture opportunities as they arise because the windows often do not stay open long. However, Putnam's size and formidable presence in the market give us what we regard as a considerable competitive edge, often providing access to new offerings unavailable to smaller participants.

POSITIVE OUTLOOK FOR THE FUTURE

We believe the economy will continue its course of benign inflation and conservative growth over the next several months. Furthermore, we believe investors are optimistic that the budget tangle in Washington will be resolved favorably. The market may view the likelihood of a balanced budget as bullish for bonds.

In New York City, the fiscal problems are far from over, but we continue to view New York City bonds as relatively stable, especially given Mayor Giuliani's vigorous efforts to close the city's budget gap. With additional spending cuts in city agencies, municipal unions, and other government agencies, New York City is expected to end the 1996 fiscal year with a balanced budget.

TOP INDUSTRY SECTORS
[BAR CHART]
Transportation                               13.9%
Utilities/Water and Sewerage                 27.2%
Hospitals/Health care                        21.2%
*Based on net assets on 10/31/95. Holdings may vary in the future.

Overall, we foresee an attractive climate for bonds in general and believe all the ingredients are present for a potentially strong performance in the municipal-bond market. In our view, your fund is well positioned to benefit from the opportunities that should lie ahead.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/95, there is no guarantee the fund will continue to hold these securities in the future.

PERFORMANCE SUMMARY

PERFORMANCE SHOULD ALWAYS BE CONSIDERED IN LIGHT OF A FUND'S INVESTMENT STRATEGY. PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST IS DESIGNED FOR INVESTORS SEEKING AS HIGH A CURRENT INCOME EXEMPT FROM FEDERAL AND NEW YORK STATE AND CITY PERSONAL INCOME TAX AS PUTNAM INVESTMENT MANAGEMENT BELIEVES IS CONSISTENT WITH PRESERVATION OF CAPITAL.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions back into the fund. We show total return in two ways: on a cumulative long-term basis and on average how the fund might have grown each year over varying periods.

TOTAL RETURN FOR PERIODS ENDED 10/31/95

                                               NAV       MARKET PRICE
----------------------------------------------------------------------
6 months                                     6.65%               3.43%
1 year                                       14.04               21.34
----------------------------------------------------------------------
Life-of-fund (since 11/27/92)                22.08               11.44
Annual average                                7.05                3.77
----------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR
PERIODS ENDED 10/31/95
                                      LEHMAN BROS.            CONSUMER
                              MUNICIPAL BOND INDEX        PRICE INDEX
----------------------------------------------------------------------
6 months                                     6.76%               1.19%
1 year                                       14.84                2.81
----------------------------------------------------------------------
Life-of-fund (since 11/27/92)                23.10                8.24
Annual average                                7.35                2.74
----------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/95
(most recent calendar quarter)
                                               NAV       MARKET PRICE
----------------------------------------------------------------------
1 year                                      10.14%              18.76%
----------------------------------------------------------------------
Life-of-fund (since 11/27/92)                20.27               12.86
Annual average                                6.71                4.35
----------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns , net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION

(Six months ended 10/31/95)
DISTRIBUTIONS (COMMON SHARES)
----------------------------------------------------------------------
Number                                                6
----------------------------------------------------------------------
Income                                           $0.465
----------------------------------------------------------------------
Total                                           $0.465
----------------------------------------------------------------------
Preferred shares (200 shares)                $1,041.50
----------------------------------------------------------------------
Share value (common shares)            NAV                MARKET PRICE
4/30/95                             $13.50                     $13.625
----------------------------------------------------------------------
10/31/95                             13.92                      13.625
----------------------------------------------------------------------
CURRENT RETURN (end of period)
----------------------------------------------------------------------
Current dividend rate1               6.68%                       6.83%
----------------------------------------------------------------------
Taxable equivalent2                  11.97                       12.24
----------------------------------------------------------------------
Taxable equivalent3                  12.58                       12.86
----------------------------------------------------------------------
1Income portion of most recent distribution, annualized and divided by
NAV  or  market  price  at end of period. 2Assumes  New  York  maximum combined 44.19% federal and New York state tax rate. 3Assumes  maximum combined federal, state and city rate is 46.88%. Results for investors subject to lower tax rates would not be as advantageous.

TERMS AND DEFINITIONS

NET ASSET VALUE (NAV) is the value of all your fund's assets, minus any liabilities, the liquidation preference and cumulative undeclared dividends on the remarketed preferred shares, divided by the number of outstanding common shares.

MARKET  PRICE is the current trading price of one share of  the  fund.
Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

CONSUMER PRICE INDEX (CPI) is a commonly used measure of inflation; it does not represent an investment return.

PORTFOLIO OF INVESTMENTS OWNED
October 31, 1995 (Unaudited)

KEY TO ABBREVATIONS
FGIC         Financial Guaranty Insurance Co.
FHA Insd.    Federal Housing Authority Insured
FSA          Financial Security Assurance
GO Bonds     General Obligations Bonds
IFB          Inverse Floating Rate Bonds

MUNICIPAL BONDS AND NOTES (98.4%)*
PRINCIPAL AMOUNT                                   RATINGS**     VALUE

NEW YORK (92.1%)
----------------------------------------------------------------------
$1,610,000 Albany, Parking Auth. Rev.
           Bonds Ser. A, 6.85s, 11/1/12                  Baa$1,708,613
 3,000,000 Babylon, Indl. Dev. Agcy.
           Resource Recvy. Rev. Bonds
           (Ogden Martin Syst.), Ser. A, 8 1/2s, 1/1/19  Baa 3,401,250
   945,000 Ithaca, Hsg. Corp. Mtge. Rev.
           Bonds (Eddygate Park Apts. Project),
           9s, 6/1/06                                  BBB/P 1,004,459
 1,500,000 Metro. Trans. Auth. Transit Fac. Rev.
           Bonds Ser. F, 8 3/8s, 7/1/16                  AAA 1,573,725
           NY City, G.O. Bonds
 1,385,000 Ser. A, 8s, 8/15/19                             A 1,642,956
 1,700,000 Ser. B, 7s, 10/1/13                           Baa 1,802,000
 2,000,000 NY City, Muni. Wtr. Fin. Auth. Rev.
           Bonds (Wtr. & Swr. Syst), Ser. A-94, FGIC, 7s,
           6/15/15                                       AAA 2,267,500
 1,300,000 NY State Dorm. Auth. IFB (Cornell U.),
           10.178s, 7/1/30 (acquired 1/6/93,
           cost $1,533,675)++                             AA 1,618,500
 1,800,000 NY State Dorm. Auth. Rev. Bonds
           (State U. Edl. Facs.), Ser. A, 6 3/4s,
           5/15/21                                       AAA 2,047,500
           NY State Energy Research & Dev. Auth.
           Poll. Control Rev. Bonds
 1,600,000 (Niagara Mohawk Pwr. Corp.), Ser. I,
           8 7/8s, 11/1/25                               Baa 1,640,000
 1,000,000 (Niagara Mohawk Pwr. Corp.) Ser. A, FGIC,
           7.2s, 7/1/29                                  Aaa 1,135,000
 1,600,000 NY State Environmental Fac. Corp. Poll.
           Control Rev. Bonds (State Wtr. Revolving Fund),
           Ser A, 7 1/2s, 6/15/12                         Aa 1,818,000
 1,800,000 NY State Local Govt. Asst. Corp. Rev.
           Bonds Ser. B, 6 1/4s, 4/1/21                    A1,833,750


MUNICIPAL BONDS AND NOTES (98.4%)*
PRINCIPAL AMOUNT                                   RATINGS**     VALUE

NEW YORK (continued)
----------------------------------------------------------------------
           NY State Med. Care Fac. Fin. Agy. Rev. Bonds
$1,600,000 (Hosp. & Nursing Home Insd. Mtge.),
           Ser. A, FHA Insd., 8s, 2/15/27                AAA$1,732,000
 1,800,000 (Hosp. & Nursing Home Insd. Mtge.)
           Ser. C, FHA Insd., 6.65s, 8/15/32              Aa 1,890,000
 1,800,000 (Hosp. & Nursing Home Insd. Mtge.),
           Ser. D, FHA Insd., 6.6s, 2/15/31              AAA 1,887,750
 1,800,000 (Hosp. & Nursing Home Insd. Mtge.),
           Ser. C, FHA Insd., 6 3/8s, 8/15/29            AAA 1,865,250
 1,310,000 (Mental Hlth. Svcs. Fac.), Ser. D, 7.4s,
           2/15/18                                       Baa 1,454,100
 1,600,000 (Secured Hosp.), Ser. A, 7.35s, 8/15/11       Baa 1,712,000
 1,800,000 NY State Mtge. Agcy. Rev. Bonds
           (Homeownership Dev. Program), Ser. BB-2,
           7.95s, 10/1/15                                 Aa 1,885,500
 2,000,000 NY State Pwr. Auth. IFB 4.201s, 1/1/14
           (acquired 12/8/93, cost $1,860,000)++          AA 1,677,500
 2,000,000 NY State Twy. Auth. Svc. Contract Rev.
           Bonds (Local Highway & Bridge), 6 1/4s,
           4/1/14                                        BBB 2,032,500
           NY State Urban Dev. Corp. Rev. Bonds
 1,450,000 (Correctional Fac.), 8s, 1/1/15               Aaa 1,488,628
 2,075,000 (State Fac.), 7 1/2s, 4/1/20                  Baa 2,303,250
   700,000 (Ctr. Indl. Innovation Project), 7s, 1/1/13   BBB   717,024
 1,400,000 Port Auth. NY & NJ Cons. Rev. IFB 9.069s,
           8/1/26 (acquired 7/19/93, cost $1,687,700)++   AA 1,606,500
                                                          ------------
                                                            45,745,255
PUERTO RICO (6.3%)
----------------------------------------------------------------------
 1,500,000 Puerto Rico Elec. Pwr. Auth. Pwr.
           IFB, FSA, 7.988s, 7/1/23                      AAA 1,546,875
 1,365,000 Puerto Rico, Pub. Bldg. Auth. Gtd.
           Edl. & Hlth. Fac. Rev. Bonds Ser. L,
           6 7/8s, 7/1/21                                AAA 1,569,750
----------------------------------------------------------------------
                                                             3,116,625
----------------------------------------------------------------------
           TOTAL INVESTMENTS (cost $47,609,846)***          $48,861,880
----------------------------------------------------------------------

NOTES
*    Percentages   indicated  are  based  on  total  net   assets   of
     $49,649,174.

** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 1995 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 1995. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

+     Restricted as to public resale. At the date of acquisition, these secutities were valued at cost. There were no outstanding unrestricted securities of the same class as those held. The total market value of the restricted securities owned at October 31, 1995 was $4,902,500 or 9.9% of net assets.

*** The aggregate identified cost on a tax basis is $47,610,146, resulting in gross unrealized appreciation and depreciation of $1,904,227, and $652,493, respectively, or net unrealized appreciation of $1,251,734.

     The rates shown on IFBs which are securities paying variable interest rates that vary inversely to changes in market interest rates are the current interest rates at October 31, 1995, which are subject to change based on the terms of the security.

     The Fund had the following industry group concentrations greater than 10% on October 31, 1995 (as a percentage of net assets):

        Utilities                 27.2%
        Hospitals/Health Care      21.2
        Transportation             13.9

     The Fund had the following insurance concentration greater than 10% on October 31, 1995 (as a percentage of net assets):

        FHA                       14.8%

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995 (Unaudited)

ASSETS
----------------------------------------------------------------------
Investments in securities, at value
(identified cost $47,609,846) (Note 1)                     $48,861,880
----------------------------------------------------------------------
Cash                                                           264,074
----------------------------------------------------------------------
Interest and other receivables                                 907,785
----------------------------------------------------------------------
Unamortized organization expenses (Note 1)                       4,780
----------------------------------------------------------------------
TOTAL ASSETS                                               50,038,519
----------------------------------------------------------------------

LIABILITIES
----------------------------------------------------------------------
Distributions payable to shareholders                          220,637
----------------------------------------------------------------------
Payable for compensation of Manager (Note 3)                    86,229
----------------------------------------------------------------------
Payable for compensation of Trustees (Note 3)                       55
----------------------------------------------------------------------
Payable for administrative services (Note 3)                       451
----------------------------------------------------------------------
Other accrued expenses                                          81,973
----------------------------------------------------------------------
TOTAL LIABILITIES                                              389,345
----------------------------------------------------------------------
NET ASSETS                                                $49,649,174
----------------------------------------------------------------------

REPRESENTED BY
Remarketed preferred shares, without par value;
200 shares authorized (200 shares issued at $50,000
per share liquidation preference) (Note 2)                 $10,000,000
----------------------------------------------------------------------
Common shares, without par value;
unlimited shares authorized; 2,847,092 shares outstanding   39,508,682
----------------------------------------------------------------------
Undistributed net investment income                              4,681
----------------------------------------------------------------------
Accumulated net realized loss on investment transactions   (1,116,223)
----------------------------------------------------------------------
Net unrealized appreciation of investments                   1,252,034
----------------------------------------------------------------------
NET ASSETS                                                  49,649,174
----------------------------------------------------------------------
Remarketed preferred shares at liquidation preference      $10,000,000
----------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares   4,931
----------------------------------------------------------------------
Net assets allocated to remarketed preferred shares at
liquidation preference                                      10,004,931
----------------------------------------------------------------------
Net assets available to common shares: Net asset value
per share $13.92 ($39,644,243 divided by 2,847,092 shares)  39,644,243
----------------------------------------------------------------------
NET ASSETS                                                 $49,649,174
----------------------------------------------------------------------

STATEMENT OF OPERATIONS
Six months ended October 31, 1995 (Unaudited)

Tax exempt interest income                                 $1,660,310
----------------------------------------------------------------------
Expenses:
----------------------------------------------------------------------
Compensation of Manager (Note 3)                               174,940
----------------------------------------------------------------------
Investor servicing and custodian fees (Note 3)                  20,721
----------------------------------------------------------------------
Compensation of Trustees (Note 3)                                3,576
----------------------------------------------------------------------
Reports to shareholders                                         19,870
----------------------------------------------------------------------
Auditing                                                        18,147
----------------------------------------------------------------------
Legal                                                            3,812
----------------------------------------------------------------------
Postage                                                          5,818
----------------------------------------------------------------------
Administrative services (Note 3)                                 1,768
----------------------------------------------------------------------
Amortization of organization expenses (Note 1)                   1,156
----------------------------------------------------------------------
Preferred share remarketing agent fees                          12,362
----------------------------------------------------------------------
Total expenses                                                 262,170
----------------------------------------------------------------------
Expense reduction (Note 3)                                    (29,210)
----------------------------------------------------------------------
Net expenses                                                   232,960
----------------------------------------------------------------------
Net investment income                                        1,427,350
----------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 4)             (815,467)
----------------------------------------------------------------------
Net unrealized appreciation of investments during the period 2,126,263
----------------------------------------------------------------------
Net gain on investments                                      1,310,796
----------------------------------------------------------------------
Net increase in net assets resulting from operations        $2,738,146
----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                             SIX MONTHS
                                                  ENDED    YEAR ENDED
                                             OCTOBER 31      APRIL 30
----------------------------------------------------------------------
                                                  1995*         1995
----------------------------------------------------------------------
INCREASE (decrease) in net assets
----------------------------------------------------------------------
Operations:
----------------------------------------------------------------------
Net investment income                        $1,427,350    $3,008,728
----------------------------------------------------------------------
Net realized loss on investments              (815,467)     (300,792)
----------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments                                   2,126,263     (455,878)
----------------------------------------------------------------------
Net increase in net assets resulting from
operations                                    2,738,146    2,252,058
----------------------------------------------------------------------
Distributions to remarketed preferred
shareholders from:
----------------------------------------------------------------------
Net investment income                         (208,299)     (354,950)
----------------------------------------------------------------------
Net realized gain on investments                     --      (31,431)
----------------------------------------------------------------------
Net increase in net assets resulting from
operations applicable to common shareholders
(excluding cumulative undeclared dividends on
remarketed preferred shares of $4,931 and
$20,465, respectively)                        2,529,847    1,865,677
----------------------------------------------------------------------
Distributions to common shareholders from:
----------------------------------------------------------------------
Net investment income                       (1,323,780)   (2,679,970)
----------------------------------------------------------------------
Net realized gains                                   --     (222,304)
----------------------------------------------------------------------
Total increase (decrease) in net assets       1,206,067  (1,036,597)
----------------------------------------------------------------------
Net assets
----------------------------------------------------------------------
Beginning of period                          48,443,107    49,479,704
----------------------------------------------------------------------
End of period (including undistributed
net investment income of $4,681 and $109,410,
respectively)                                49,649,174    48,443,107
----------------------------------------------------------------------
Common shares outstanding at beginning
and end of period                             2,847,092     2,847,092
----------------------------------------------------------------------
Remarketed preferred shares outstanding
at beginning and end of period                      200           200
----------------------------------------------------------------------

*    Unaudited.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                        FOR THE PERIOD
                                                       NOVEMBER 27, 1992
                         SIX MONTHS                      (COMMENCEMENT
                              ENDED                    OF OPERATIONS TO)
                        OCTOBER 31 YEAR ENDED APRIL 30       APRIL 30
----------------------------------------------------------------------

                            1995( )     1995       1994           1993
----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD
 (COMMON SHARES)             $13.50   $13.86     $14.57       $13.99*
----------------------------------------------------------------------
INVESTMENT OPERATIONS:
Net investment income           .50     1.06       1.05         .40(a)
Net realized and unrealized gain
(loss) on investments           .46    (.26)      (.53)            .64
----------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS.96      .80        .52          1.04
----------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
Net investment income:
 to preferred shareholders    (.07)    (.13)      (.13)        (.03)**
 to common shareholders       (.47)    (.94)      (.93)         (.31)
Net realized gain on investments
 to preferred shareholders       --    (.01)      (.02)             --
 to common shareholders          --    (.08)      (.15)             --
----------------------------------------------------------------------
TOTAL DISTRIBUTIONS           (.54)   (1.16)     (1.23)          (.34)
----------------------------------------------------------------------
Preferred share offering costs   --       --         --          (.12)
----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD
(common shares)              $13.92   $13.50     $13.86         $14.57
----------------------------------------------------------------------
MARKET VALUE, END OF PERIOD
(common shares)             $13.625  $13.625     $13.50         $15.00
----------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT
MARKET VALUE (common shares) (%)(c)  3.43(d)       9.09         (3.25)     2.09(d)
----------------------------------------------------------------------
NET ASSETS, END OF PERIOD (total fund)
----------------------------------------------------------------------
 (in thousands)             $49,649  $48,443    $49,480        $51,491
----------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(b)(e)         .67(d)     1.35       1.23      .35(a)(d)
----------------------------------------------------------------------
Ratio of net investment
income to average net assets (%)(b)  3.16(d)       6.87           6.23     2.60(a)(d)
----------------------------------------------------------------------
Portfolio turnover rate (%)24.40(d)     8.55      15.18       32.27(d)
----------------------------------------------------------------------

( )  Unaudited.

* Represents initial net asset value of $14.10 less offering expenses of approximately $0.11.

**   Preferred shares were issued on February 18, 1993.

(a) Reflects a waiver of the management fee for the period November 27, 1992 to February 19, 1993. As a result of such waiver, expenses of the fund for the period ended April 30, 1993 reflect a reduction of approximately $0.02 per share.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d)  Not annualized.

(e) The ratio of expenses to average net assets for the six months ended October 31, 1995 included amounts paid through expenses offset arrangments. Prior period ratios exclude these amounts (See Note 3).

NOTES TO FINANCIAL STATEMENTS
October 31, 1995 (Unaudited)

NOTE 1
SIGNIFICANT ACCOUNTING POLICIES The fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek a high current income exempt from federal income tax and New York State and City personal income tax. The fund intends to achieve its objective by investing in investment grade municipal securities constituting a portfolio that Putnam Investment Management, Inc., ("Putnam Management') the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A SECURITY VALUATION Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service or brokers, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Management following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C DETERMINATION OF NET ASSET VALUE Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities (including undeclared dividends on remarketed preferred shares) and the liquidation value of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

D FEDERAL TAXES It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains, or unrealized appreciation on securities held and for excise tax on income and capital gains.

At   April  30,  1995  the  fund  had  a  capital  loss  carryover  of approximately $21,000 available to offset future net capital gains, if any, which will expire April 30, 2003.

E DISTRIBUTIONS TO SHAREHOLDERS Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed shares is generally a 28-day period. The applicable dividend rate for the remarketed preferred shares on October 31, 1995 was 3.875%. The amount and character of income and gains to be distributed are determined in accordance with income regulations which may differ from generally accepted accounting principles.

F AMORTIZATION OF BOND PREMIUM AND DISCOUNT Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discount on original issue discount bonds is accreted according to the effective yield method.

G UNAMORTIZED ORGANIZATION EXPENSES Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $11,494. These expenses are being amortized on a straight-line basis over a five-year period.

NOTE 2
REMARKETED PREFERRED SHARES The Series A remarketed preferred shares are redeemable at the option of the fund on any remarketing date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986, as amended. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax yield equivalent to the applicable dividend rate for the period. During the six months ended October 31, 1995 the fund incurred no such additional dividends.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under the terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 1995 there were no such restrictions on the fund.


NOTE 3
MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average net assets of the fund, including net assets attributable to remarketed preferred shares. Such fee in the aggregate is based on the annual rate of 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of any excess over $1.5 billion of such average net asset value.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for the period exceed the fund's net income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred outstanding during the period).

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $510 and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the six months ended October 31, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial  functions  for the fund's assets  are  provided  by  Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended October 31, 1995, fund expenses were reduced by $29,210 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the offset arrangments in an income-producing asset if it had not entered into such arrangements.

NOTE 4
PURCHASES AND SALES OF SECURITIES During the six months ended October 31, 1995, purchases and sales of investment securities other than short-term investments aggregated $13,594,070 and $11,194,700, respectively. Purchases and sales of short-term municipal obligations aggregated $3,700,000 and $6,100,000, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

RESULTS OF OCTOBER 5, 1995 SHAREHOLDER MEETING
(Unaudited)

An annual meeting of shareholders of the fund was held on October 5, 1995. At the meeting, each of the nominees for Trustees was elected, as follows:
                                    VOTES FOR         VOTES WITHHELD
----------------------------------------------------------------------
Jameson Adkins Baxter               2,639,131                  30,018
----------------------------------------------------------------------
Hans H. Estin                       2,639,871                  29,278
----------------------------------------------------------------------
Elizabeth T. Kennan                 2,638,154                  30,995
----------------------------------------------------------------------
Lawrence J. Lasser                  2,639,531                  29,618
----------------------------------------------------------------------
Donald S. Perkins                   2,639,621                  29,528
----------------------------------------------------------------------
William F. Pounds                   2,639,121                  30,028
----------------------------------------------------------------------
George Putnam                       2,639,427                  29,722
----------------------------------------------------------------------
George Putnam, III                  2,639,221                  29,928
----------------------------------------------------------------------
E. Shapiro                          2,637,985                  31,164
----------------------------------------------------------------------
A.J.C. Smith                        2,639,621                  29,528
----------------------------------------------------------------------
W. Nicholas Thorndike               2,639,302                  29,847
----------------------------------------------------------------------

A proposal to ratify the selection of Price Waterhouse LLP as auditors for the fund was approved as follows: 2,626,238 votes for, and 9,837 votes against, with 33,076 abstentions and broker non-votes. All tabulations have been rounded to the nearest whole number. SELECTED

QUARTERLY DATA
(Unaudited)

                                                      Net realized andNet increase (decrease)
                                                unrealized gain (loss)         in net assets
         Investment income Net Investment income        on investments       from operations
   Quarter                 Per               Per                   Per                    Per
     ended      Total  share       Total share          Total  share            Total  share
--------------------------------------------------------------------------------
--------------
  10-31-95   $815,354     $.28  $600,033    $.21     $913,832     $.32     $1,513,865    $.53
--------------------------------------------------------------------------------
--------------
   7-31-95   $844,956     $.30  $634,552    $.22     $396,964     $.14     $1,031,516    $.36
--------------------------------------------------------------------------------
--------------
   4-30-95   $874,620     $.31  $644,473    $.23     $702,296     $.23     $1,346,769    $.46
--------------------------------------------------------------------------------
--------------
   1-31-95   $876,850     $.31  $687,134    $.24     $445,389     $.16     $1,132,523    $.40
--------------------------------------------------------------------------------
--------------
  10-31-94   $882,892     $.31  $638,855    $.23 $(1,859,549)   $(.64)   $(1,220,694)  $(.41)
--------------------------------------------------------------------------------
--------------
   7-31-94   $891,663     $.31  $662,851    $.23    $(44,806)   $(.02)       $618,045    $.21
--------------------------------------------------------------------------------
--------------
   4-30-94   $878,124     $.30  $622,094    $.22 $(3,221,304)  $(1.15)   $(2,643,551)  $(.95)
--------------------------------------------------------------------------------
--------------
   1-31-94   $882,072     $.31  $685,489    $.24    $(25,853)   $(.01)       $659,636    $.23
--------------------------------------------------------------------------------
--------------
  10-31-93   $892,116     $.32  $661,473    $.23     $914,702     $.34     $1,576,175    $.57
--------------------------------------------------------------------------------
--------------
   7-31-93   $861,870     $.30  $655,607    $.23     $836,132     $.29     $1,491,739    $.52
--------------------------------------------------------------------------------
--------------

     Per common share.

FUND INFORMATION

INVESTMENT MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

TRUSTEES
George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS
George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

James E. Erickson
Vice President

Blake E. Anderson
Vice President

David J. Eurkus
Vice President and Fund Manager

Michael Bouscaren
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

John D. Hughes
Vice President and Treasurer

Beverly Marcus
Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m., Eastern Time for up-to-date information about the fund's NAV or to request Putnam's Quarterly Closed-End Fund Commentary.

PUTNAM INVESTMENTS
The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

                                                                       Bulk Rate
                                                                    U.S. Postage
                                                                            PAID
                                                                          Putnam
                                                                     Investments

210703-185          12/95

APPENDIX TO FORM N-30D FILINGS TO DESCRIBE DIFFERENCES BETWEEN PRINTED AND EDGAR-FILED TEXTS.

(1)  Rule lines for tables are omitted.

(2)  Italic typefaces is displayed in normal type.

(3)  Boldface type is displayed in capital letters.

(4) Headers (e.g. the names of the fund) and footers (e.g. page numbers and OThe accompanying notes are an integral part of these financial statementsO) are omitted.

(5) Because the printed page breaks are not reflected, certain tabular and columnar headings and symbols are displayed differently in this filing.

(6)  Bullet points and similar graphic symbols are omitted.

(7)  Page numbering is different.